                                                                    EXHIBIT 3.27



                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WSJZ LICENSE CORP.", CHANGING ITS NAME FROM "WSJZ LICENSE CORP.", TO "WEDR LICENSE CORP.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 2 O'CLOCK P.M.







                                         /s/ EDWARD J. FREEL
                  [SEAL]                 -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:             8148294

                                                   DATE:             10-16-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WSJZ LICENSE CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, WSJZ License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

            FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WEDR LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 10th day of October, 1996.


                                   WSJZ LICENSE CORP.,
                                   a Delaware corporation


                                   By:   /s/ OMAR CHOUCAIR
                                        ----------------------------------------
                                        Omar Choucair
                                        Vice President

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", TO "WSJZ LICENSE CORP.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.







                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:              8148295

                  [SEAL]                           DATE:              10-16-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   PYRAMID COMMUNICATIONS WBUF LICENSE CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Pyramid Communications WBUF License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

            FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WSJZ LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its assistant secretary, on this 17th day of January, 1996.


                                   PYRAMID COMMUNICATIONS
                                   WBUF LICENSE CORP.,
                                   a Delaware corporation


                                   By:   /s/ MATTHEW E. DEVINE
                                        ----------------------------------------
                                        Matthew E. Devine
                                        Assistant Secretary

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 2 O'CLOCK P.M.







                                         /s/ EDWARD J. FREEL
                  [SEAL]                 -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:              8148296

                                                   DATE:             10-16-96

                          CERTIFICATE OF INCORPORATION
                                       OF
                    PYRAMID COMMUNICATIONS WBUF LICENSE CORP.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                   Pyramid Communications WBUF License Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation Systems, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                                 Sylvia L. Adams
                                 LATHAM & WATKINS
                                 1001 Pennsylvania Avenue, Suite 1300
                                 Washington, D.C. 20004


     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.






                                           /s/ SYLVIA L. ADAMS
                                          --------------------------------------
                                             Sylvia L. Adams
                                             Incorporator

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WSJZ LICENSE CORP.", CHANGING ITS NAME FROM "ESJZ LICENSE CORP." TO "WEDR LICENSE CORP.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 2 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.







                                         /s/ EDWARD J. FREEL
                  [SEAL]                 -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:          8147103

                                                   DATE:          10-15-96

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", TO "WSJZ LICENSE CORP.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.







                                         /s/ EDWARD J. FREEL
                  [SEAL]                 -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:             7793789

                                                   DATE:             01-18-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WSJZ LICENSE CORP.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, WSJZ License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

            FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                              "WEDR LICENSE CORP."

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 10th day of October, 1996.


                                   WSJZ LICENSE CORP.,
                                   a Delaware corporation


                                   By:   /s/ OMAR CHOUCAIR
                                        ----------------------------------------
                                        Omar Choucair
                                        Vice President

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER A.D. 1993, AT 2 O'CLOCK P.M.







                                         /s/ WILLIAM T. QUILLEN
                  [SEAL]                 --------------------------------------
                                         William T. Quillen, Secretary of State

                                         AUTHENTICATION:        7078465

                                                   DATE:        04-05-96

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP." FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 2 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                                ****************





                                         /s/ WILLIAM T. QUILLEN
                  [SEAL]                 --------------------------------------
                                         William T. Quillen, Secretary of State

                                         AUTHENTICATION:              4181492

                                         DATE:                     12/08/1993

                          CERTIFICATE OF INCORPORATION

                                       OF

                    PYRAMID COMMUNICATIONS WBUF LICENSE CORP.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                   Pyramid Communications WBUF License Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                                 Sylvia L. Adams
                                 LATHAM & WATKINS
                                 1001 Pennsylvania Avenue, Suite 1300
                                 Washington, D.C. 20004


     SIXTH: In furtherance and not in limitation of the power conferred by statute. The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.






                                           /s/ SYLVIA L. ADAMS
                                          --------------------------------------
                                             Sylvia L. Adams
                                             Incorporator

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS WBUF LICENSE CORP." FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 2 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                                ****************





                                         /s/ WILLIAM T. QUILLEN
                  [SEAL]                 --------------------------------------
                                         William T. Quillen, Secretary of State

                                         AUTHENTICATION:      4181503

                                                   DATE:      12/08/1993

                          CERTIFICATE OF INCORPORATION

                                       OF

                    PYRAMID COMMUNICATIONS WBUF LICENSE CORP.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                   Pyramid Communications WBUF License Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                                 Sylvia L. Adams
                                 LATHAM & WATKINS
                                 1001 Pennsylvania Avenue, Suite 1300
                                 Washington, D.C. 20004


     SIXTH: in furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the state of delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.






                                           /s/ SYLVIA L. ADAMS
                                          --------------------------------------
                                             Sylvia L. Adams
                                             Incorporator



                                       3